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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 August 9, 2001


                             PRIVATE BUSINESS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


         Tennessee                   000-25959                  62-1453841
         ---------                  ----------                  ----------
(State or other jurisdiction  (Commission File Number)  (Employer Identification
      of incorporation)                                          Number)


               9010 Overlook Boulevard, Brentwood, Tennessee 37027
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 221-8400
              -----------------------------------------------------
              (Registrant's telephone number, including area code:)


                                 Not applicable
              ----------------------------------------------------
                         (Former name or former address,
                          if changed since last report)



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Item 5.  Other Events.

         On August 9, 2001, Private Business, Inc. held its annual shareholders' meeting and completed its merger with Towne Services, Inc. Private Business issued a press release announcing the completion of the merger and the results of the annual shareholders' meeting. A copy of this press release is attached as
Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

99.1     Press release dated August 9, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PRIVATE BUSINESS, INC.



                                             By:  /s/ Fred Read
                                                  ------------------------------
                                                  Fred Read
                                                  Chief Financial Officer


Date:  August 10, 2001






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                                  EXHIBIT INDEX



99.1       Press release dated August 9, 2001.










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